Transforming how the world connects Business Update – Fourth Quarter 2022 March 31, 2023 NASDAQ: ASTS

ast-science.com Forward Looking Statements The information in this presentation and the oral statements made in connection therewith includes “forward-looking statements” for the purposes of federal securities laws that are not historical facts and involve risks and uncertainties that could cause actual results to differ materially from those expected and projected. All statements, other than statements of historical fact in this presentation and the oral statements made in connection therewith regarding AST SpaceMobile, Inc.’s, collectively with its subsidiaries (“SpaceMobile” or the “Company”), financial position, business strategy and the plans and objectives of management for future operations, are forward-looking statements. Words such as “expect,” “believe,” “anticipate,” “intend,” “estimate,” “seek” and variations and similar words and expressions are intended to identify such forward-looking statements. Such forward-looking statements relate to future events or future performance, but reflect management’s current beliefs, based on information currently available. A number of factors could cause actual events, performance or results to differ materially from the events, performance and results discussed in the forward-looking statements. For information identifying important factors that could cause actual results to differ materially from those anticipated in the forward-looking statements, please refer to the Risk Factors contained in AST SpaceMobile’s Annual Report on Form 10-K, filed with the SEC on March 31, 2023. The Company’s securities filings can be accessed on the EDGAR section of the SEC’s website at www.sec.gov. Except as expressly required by applicable securities law, the Company disclaims any intention or obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise. Use of Non-GAAP Financial Measures Adjusted operating expense is an alternative financial measure used by management to evaluate our operating performance as a supplement to our most directly comparable U.S. GAAP financial measure. We define Adjusted operating expense as Total operating expenses adjusted to exclude amounts of stock-based compensation expense and depreciation and amortization expense. We believe Adjusted operating expenses is a useful measure across time in evaluating the Company's operating performance as we use Adjusted operating expenses to manage the business, including in preparing our annual operating budget and financial projections. Adjusted operating expense is a non-GAAP financial measure that has no standardized meaning prescribed by U.S. GAAP, and therefore has limits in its usefulness to investors. Because of the non-standardized definition, it may not be comparable to the calculation of similar measures of other companies and are presented solely to provide investors with useful information to more fully understand how management assesses performance. This measure is not, and should not be viewed as, a substitute for its most directly comparable GAAP measure of Total operating expenses. Industry and Market Data This presentation includes market data and other statistical information from sources believed to be reliable, including independent industry publications, governmental publications or other published independent sources. Although AST SpaceMobile believes these sources are reliable, we have not independently verified the information and cannot guarantee its accuracy and completeness. Trademarks and Trade Names AST SpaceMobile owns or has rights to various trademarks, service marks and trade names that they use in connection with the operation of their respective businesses. This presentation also contains trademarks, service marks and trade names of third parties, which are the property of their respective owners. The use or display of third parties’ trademarks, service marks, trade names or products in this presentation is not intended to, and does not imply, a relationship with AST SpaceMobile, or an endorsement or sponsorship by or of AST SpaceMobile. Solely for convenience, the trademarks, service marks and trade names referred to in this presentation may appear without the ®, TM or SM symbols, but such references are not intended to indicate, in any way, that AST SpaceMobile will not assert, to the fullest extent under applicable law, their rights or the right of the applicable licensor to these trademarks, service marks and trade names.

AST SpaceMobile is building the first & only space-based cellular broadband network Our engineers and space scientists are on a mission to eliminate the connectivity gaps faced by today's five billion mobile subscribers and finally bring broadband to the billions who remain unconnected

Update since our last call Currently operating the first and only satellite designed to deliver space-based cellular broadband, with the largest-ever communications array deployed commercially in low Earth orbit Testing of BlueWalker 3 to date has successfully validated key technologies to deliver cellular broadband directly to standard unmodified phones Took significant steps to further industrialize our technology, with in-house manufacturing of key components and electronics, and secured launch services for our next five satellites Continued to progress the path to commercial service with customers, partners and regulators

BlueWalker 3 in-orbit milestones The first and only in-orbit deployment of innovative satellite technology designed for cellular broadband direct to unmodified cell phones Stowed Unfolded – Antenna Side Unfolded – Solar Side View From Orbit

BlueWalker 3 test satellite update Satellite Deployment Satellite Flight Control Patented Technology End-to-End Testing Deployed the largest-ever commercial communications array in low Earth orbit Proven ability to fly and control BW3 with fully deployed array (693 sq ft) Validated our patented doppler and delay compensation Targeting to complete cellular broadband speeds direct to standard, unmodified phones Initial test results indicate downlink signal strength necessary to reach 5G cellular broadband speeds

Update on industrialization of our patented technology We continue to invest in our facilities in Texas and around the world, as we ramp up initial manufacturing and assembly lines for the Block 1 BlueBird satellites Headquarters Site 2

Progress on key commercialization milestones Continued customer momentum Signed new MOUs with seven leading mobile network operators,(1) including Saudi Telecom, Zain KSA and others Announced plans to explore potential opportunities to market services and technologies to military and law enforcement agencies Planning for the constellation Formalized the commitment with NASA to safeguard low Earth orbit with signing of Space Act Agreement Secured launch services agreement for five Block 1 BlueBird satellites on Falcon 9 and in active discussions for subsequent launches with various providers Driving U.S. regulatory framework Participated in initial FCC rulemaking related to Supplemental Coverage from Space, which would allow satellite operators to collaborate with terrestrial service providers to expand coverage to terrestrial licensee subscribers MOUs (Memoranda of Understanding) signed since November 14, 2022.

Key future milestones to reach initial space-based cellular broadband commercial service Joint test results of BlueWalker 3 capabilities with MNO customers and technology partners Manufacturing and assembly of Block 1 BlueBird satellites at our Texas facilities Completion of definitive commercial agreements with initial customers Regulatory approvals in key markets Finalization of Block 2 BlueBird design, including ASIC tape out Launch of 5 Block 1 BlueBird satellites Initial commercial service using Block 1 satellites

Fourth quarter 2022 financial metrics Adj. Operating Expenses 1 Liquidity 3 $mm $mm Non-GAAP. See the next slide for a reconciliation. Adjusted operating expenses is equal to total operating expense less non-cash operating expense such as depreciation and amortization and stock based-compensation expense. Depreciation and amortization for the three months ended December 31, 2022 and September 30, 2022 was $1.3 million and $1.2 million, respectively. Stock-based compensation for the three months ended December 31, 2022 and September 30, 2022 consisted of $1.5 million and $1.3 million of engineering services expense and $0.8 million and $1.1 million of general and administrative costs, respectively. Capital expenditure as of December 31, 2022, September 30, 2022 and June 30, 2022 was $92.1 million, $92.1 million, and $86.6 million for the BlueWalker 3 satellite and $53.9 million, $43.5 million, and $37.7 million of Property and equipment, net, respectively. Cash Position as of December 31, 2022 and September 30, 2022 includes $0.7 million of restricted cash. Capital Expenditures 2 $mm +$1.2 ($1.9) +$1.3 +$0.6 +$4.6 ($0.9) ($5.5)

Appendix: Reconciliation to non-GAAP measures – adj. operating expenses Adj. operating expenses – 3 months ended Stock-based compensation for the three months ended December 31, 2022, September 30, 2022, and December 31, 2021 consisted of $1.5 million, $1.3, and $1.0 million of engineering services expense and $0.8 million, $1.1, and $0.9 million of general and administrative costs, respectively. Stock-based compensation for the twelve months ended December 31, 2022 and 2021 consisted of $5.0 million and $2.0 million of engineering services expense and $4.4 million and $1.7 million of general and administrative costs, respectively. ($ in thousands)  Dec 31, ’22 Sept 30, ’22 Dec 31, ’21 Engineering services 16,004 14,492 10,842 General and administrative costs 10,698 12,916 11,605 Research and development costs 14,651 13,543 7,949 Depreciation and amortization 1,254 1,172 864 Total operating expenses 42,607 42,123 31,260 Less: Depreciation and amortization (1,254) (1,172) (864) Less: Stock-based Compensation Expense 1 (2,295) (2,399) (1,837) Total adj. operating expenses 39,058 38,552 28,559 Adj. operating expenses – 12 months ended ($ in thousands)  Dec 31, ’22 Dec 31, ’21 Engineering services 54,212 29,599 General and administrative costs 48,332 35,636 Research and development costs 45,620 23,440 Depreciation and amortization 4,711 2,913 Total operating expenses 152,875 91,588 Less: Depreciation and amortization (4,711) (2,913) Less: Stock-based Compensation Expense 2 (9,391) (3,736) Total adj. operating expenses 138,773 84,939

NASDAQ: ASTS